MERRILL LYNCH
AMERICAS INCOME
FUND, INC.








FUND LOGO









Quarterly Report

September 30, 1995






The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MERRILL LYNCH AMERICAS INCOME FUND, INC.




The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863







DEAR SHAREHOLDER


As expected, debt prices have recovered very quickly since the financial crisis in Mexico at the end of last year. This was in response to the government's emphasis on market-friendly economic reforms. The economic and political direction in the emerging markets continues to be very favorable, in our opinion. Therefore, we expect improving credit fundamentals to be the driving force behind a gradual tightening in credit spreads. For the fourth quarter of 1995, a convincing sign of growth in the economies of Mexico and Argentina would set the tone of the emerging markets.

A very significant recent development in the market is the debt buy-back programs that some governments have implemented and others are rumored to be in the process of implementing. Specifically, Argentina has started a debt buy-back program with the proceeds of two Eurobond issues in the amount of $1.7 billion cash value in securities. Additionally, Venezuela and Peru have been rumored to be buying their debt back during the previous months. Most recently, Brazil's congress approved legislation to allow the government to accelerate the final payments of its Brady collateral, allowing the government to buy back Brady bonds legally.

In our view, the positive interest rate environment in the United
States, Japan and Europe is supportive for emerging markets debt.
This, combined with a stronger US dollar, will help to attract investors to emerging markets in search of higher yields.


Investment Environment

Mexico
Mexico remained relatively stable during most of the September quarter. The tesobono crisis is now past, and the focus is on stimulating economic growth and exports. The economy continues to post increasing trade surpluses and inflation is declining. The economy, while still weak, seems to have bottomed out in the September quarter. The peso and stock market were weak during the last week of the September quarter in response to a change in the expectations on the growth of the economy and some political uncertainties relating to the investigation of the Colosio assassination.

Argentina
In Argentina, the focus also continues to be on economic growth. High unemployment and weak tax revenues are expected to exert pressure on the fiscal balance. We expect that the International Monetary Fund (IMF) will agree to renegotiate targets and support the Argentine program. Finance Minister Cavallo's strong stand on the reform of the postal system created political friction within the Peronist Party, resulting in speculation over his dismissal by President Menem. This speculation caused enormous volatility in the Argentine market during the latter half of August. Menem has since come out in support of Cavallo and stability is slowly returning to the markets. We believe that Cavallo will stay at least to engineer economic growth in Argentina.

Brazil
The situation in Brazil is one of an economic slowdown, falling inflation and an improving trade situation. The administration is now in the process of easing credit to prevent a further slowdown in the economy. The intervention of Banco Economico, which was challenged by a prominent senator, resulted in a political stand-off and brought into question the cohesiveness of the

Cardoso political bloc, which is essential for the progress of fiscal reforms. We believe that the direction of economic reform will not be altered. At this time, the government's fiscal priorities are the renewal of the social emergency plan and the administrative reform. Most recently, international reserves reached approximately $45 billion.

Venezuela
There were no substantial developments in Venezuela. The country's fiscal situation is deteriorating at a rapid pace. The budget deficit is expected to top 10% of gross domestic product this year. Venezuela will be unable to finance such a deficit without external financing and devaluing the currency. Recently, the administration raised gasoline prices and sent Economy Minister Matos to the IMF to negotiate a formal program. The effect of the recently raised gasoline prices on the fiscal budget was not significant. Investors continue to wait for the administration to launch an economic reform package. Most probably this will happen after the local elections in December.

In Conclusion
We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to updating our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President





(Paolo Valle)
Paolo Valle
Vice President and
Portfolio Manager




October 31, 1995

PERFORMANCE DATA


About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class B and Class D Shares are presented in the "Recent Performance Results," "Average Annual Total Return" and "Performance Summary" tables on pages 4 and 5. Data for Class A and Class C Shares are presented in the "Recent Performance Results" and "Aggregate Total Return" tables on page 4.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class B and Class D Shares for the 12-month and 3-month periods ended September 30, 1995 and for Class A and Class C Shares for the since inception and 3-month periods ended September 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                                     12 Month   3 Month
                                                                      9/30/95   6/30/95  9/30/94++   % Change++ % Change
ML Americas Income Fund Class A Shares*                                 $9.07     $8.59    $9.08      - 0.11%    +5.59%
ML Americas Income Fund Class B Shares*                                  9.02      8.55     9.18      - 1.74     +5.50
ML Americas Income Fund Class C Shares*                                  9.02      8.55     9.08      - 0.66     +5.50
ML Americas Income Fund Class D Shares*                                  9.02      8.55     9.18      - 1.74     +5.50
ML Americas Income Fund Class A Shares--Total Return*                                                 +10.74(1)  +8.44(2)
ML Americas Income Fund Class B Shares--Total Return*                                                 + 8.70(3)  +8.15(4)
ML Americas Income Fund Class C Shares--Total Return*                                                 + 9.29(5)  +8.39(6)
ML Americas Income Fund Class D Shares--Total Return*                                                 + 9.27(7)  +8.28(8)
ML Americas Income Fund Class A Shares--Standardized 30-day Yield       12.09%
ML Americas Income Fund Class B Shares--Standardized 30-day Yield       11.82%
ML Americas Income Fund Class C Shares--Standardized 30-day Yield       11.76%
ML Americas Income Fund Class D Shares--Standardized 30-day Yield       11.84%


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class A and Class C Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.836 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.240 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.838 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.222 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.768 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.221 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.882 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.233 per share ordinary income dividends.

Aggregate
Total Return


                                          % Return Without  % Return With
                                            Sales Charge     Sales Charge**

Class A Shares*

Inception (10/21/94) through 9/30/95           +10.74%          +6.31%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                             % Return          % Return
                                            Without CDSC      With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95            +9.29%          +8.29%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




Average Annual
Total Return


                                             % Return         % Return
                                            Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                              +8.70%          +4.74%
Inception (8/27/93) through 9/30/95             +4.07           +3.24

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                          % Return Without  % Return With
                                            Sales Charge     Sales Charge**

Class D Shares*

Year Ended 9/30/95                              +9.27%          +4.90%
Inception (8/27/93) through 9/30/95             +4.60           +2.58

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Performance
Summary--
Class B Shares
                                     Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.281            +11.30%
1994                               10.84          8.48          --              0.754            -15.08
1/1/95--9/30/95                     8.48          9.02          --              0.619            +15.03
                                                                               ------
                                                                         Total $1.654

                                                         Cumulative total return as of 9/30/95:  + 8.71%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares***
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.300            +11.49%
1994                               10.84          8.48          --              0.802            -14.65
1/1/95--9/30/95                     8.48          9.02          --              0.650            +15.46
                                                                               ------
                                                                         Total $1.752

                                                         Cumulative total return as of 9/30/95:  + 9.87%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.




SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                                                                 Interest   Maturity                Percent of
COUNTRY        Industry       Face Amount                 Bonds                    Rate       Date         Value    Net Assets
Argentina      Banking        $ 6,000,000  Banco de Galicia y Buenos
                                           Aires S.A.--Yankee                      9.00 %  11/01/2003   $  4,560,000     3.7%
                                7,000,000  Banco Rio de la Plata S.A.--Yankee      8.75    12/15/2003      5,320,000     4.3
                                                                                                        ------------   ------
                                                                                                           9,880,000     8.0

               Conglomerate     2,000,000  Sociedad Comercial del Plata            8.75    12/14/1998      1,817,500     1.5
               Energy

                                           Total Bonds in Argentina
                                           (Cost--$14,902,541)                                            11,697,500     9.5

Brazil         Banking          4,000,000  Banco do Estado Parana                 10.00     2/27/1996      3,960,000     3.2
                                  850,000  Banco Minas Gerais                     10.00     1/15/1996        843,625     0.7
                                2,000,000  Banco Nacional de Desinvolvimento
                                           Economic E Social (BNDES)              10.375    4/27/1998      2,000,000     1.6
                                                                                                        ------------   ------
                                                                                                           6,803,625     5.5

               Energy           1,000,000  Celulose Nipo--Brasileira S.A.
                                           (CENIBRA)                               9.375   12/21/2003        942,500     0.8

               Oil Service      1,000,000  Compania Brazileira de Petroleo
                                           Ipiranga (a)                            8.625    2/25/2002        967,500     0.8

               Paper            1,000,000  Klabin Fabricadora Papel               10.00    12/20/2001        952,500     0.8

                                           Total Bonds in Brazil (Cost--$9,805,150)                        9,666,125     7.9


Colombia       Banking          2,000,000  Banco de Colombia                       7.50    10/21/1998      1,915,000     1.5

                                           Total Bonds in Colombia
                                           (Cost--$1,952,500)                                              1,915,000     1.5


Mexico         Banking          1,000,000  Banco de Atlantico, S.A.                7.875   11/05/1998        865,000     0.7
                                7,000,000  Banco Nacional Comercio Exterior        7.25     2/02/2004      5,320,000     4.3
                                1,500,000  Banco Nacional de Mexico, S.A.          9.125    4/06/2000      1,395,000     1.1
                                                                                                        ------------   ------
                                                                                                           7,580,000     6.1

               Chemical         1,000,000  Grupo Desc--IRSA                        8.375    7/15/1998        910,000     0.7

               Steel            2,000,000  Grupo Simec, S.A. de C.V., guaranteed
                                           by Grupo Sidek, S.A.                    8.875   12/15/1998      1,333,750     1.1

               Tourism          2,500,000  Grupo Situr, S.A. de C.V., guaranteed
                                           by Grupo Sidek, S.A.                    8.75     9/14/1998      1,525,000     1.2

                                           Total Bonds in Mexico
                                           (Cost--$12,223,328)                                            11,348,750     9.1


Venezuela      Oil              1,000,000  Bariven S.A.                           10.625    3/17/2002        927,500     0.7

                                           Total Bonds in Venezuela
                                           (Cost--$1,075,000)                                                927,500     0.7

                                           Total Investments in Bonds
                                           (Cost--$39,958,519)                                            35,554,875    28.7


                                                    Brady Bonds

Argentina      Sovereign       28,000,000  Republic of Argentina, Floating
               Government                  Rate Bond                               6.813    3/31/2005     17,360,000    14.0
               Obligations      4,500,000  Republic of Argentina, Par Bond,
                                           Series 'L'                              5.00     3/31/2023      2,176,875     1.8

                                           Total Brady Bonds in Argentina
                                           (Cost--$19,195,500)                                            19,536,875    15.8


Brazil         Sovereign        5,202,000  Republic of Brazil, C Bonds (a)         8.00     4/15/2014      2,763,563     2.2
               Government       2,500,000  Republic of Brazil, EI Bonds            7.25     4/15/2006      1,659,375     1.3
               Obligations      3,000,000  Republic of Brazil, Exit Bonds          6.00     9/15/2013      1,590,000     1.3
                                  500,000  Republic of Brazil, Floating Rate
                                           Bond, Debenture                         7.313    4/15/2012        289,375     0.2
                               11,000,000  Republic of Brazil, Floating Rate
                                           Bond, New Money                         7.313    4/15/2009      6,696,250     5.4

                                           Total Brady Bonds in Brazil (Cost--
                                           $12,398,047)                                                   12,998,563    10.4


Mexico         Sovereign       25,000,000  United Mexican States, Par 'A'          6.25    12/31/2019     15,250,000    12.3
               Government      14,000,000  United Mexican States, Par 'B'          6.25    12/31/2019      8,540,000     6.9
               Obligations     39,001,000  United Mexican States, Value
                                           Recovery Rights                         0.00                           --      --

                                           Total Brady Bonds in Mexico
                                           (Cost--$24,786,459)                                            23,790,000    19.2


Venezuela      Sovereign          250,000  Republic of Venezuela, DCB              6.813   12/18/2007        125,937     0.1
               Government       2,000,000  Republic of Venezuela, FLIRB            6.813    3/31/2007      1,020,000     0.8
               Obligations      2,000,000  Republic of Venezuela, Par Bond,
                                           Series 'B'                              6.75     3/31/2020      1,022,500     0.8
                                   10,000  Republic of Venezuela, Recovery
                                           Rights                                  0.00                           --      --

                                           Total Brady Bonds in Venezuela
                                           (Cost--$2,284,027)                                              2,168,437     1.7

                                           Total Investments in Brady Bonds
                                           (Cost--$58,664,033)                                            58,493,875    47.1


                                                  Short-Term Investments

               Certificates     2,600,000  Banco Mexicano                         17.25    10/04/1995      2,597,611     2.1
               of Deposit

                                           Total Certificates of Deposit
                                           (Cost--$2,597,611)                                              2,597,611     2.1


               Commercial Paper*  475,000  General Electric Capital Corp.          6.45    10/02/1995        475,000     0.4

                                           Total Commercial Paper (Cost--
                                           $475,000)                                                         475,000     0.4


               Foreign         13,867,030  Mexican Cetes                          35.35    12/14/1995      2,023,967     1.6
               Government       7,495,520  Mexican Cetes                          36.15     3/07/1996      1,014,742     0.8
               Obligations*     8,512,500  Mexican Cetes                          36.20     9/05/1996        988,903     0.8

                                           Total Foreign Government
                                           Obligations (Cost--$4,136,980)                                  4,027,612     3.2


                                           Total Short-Term Investments
                                           (Cost--$7,209,591)                                              7,100,223     5.7


               Total Investments (Cost--$105,832,143)                                                    101,148,973    81.5

               Other Assets Less Liabilities                                                              22,934,658    18.5
                                                                                                        ------------   ------
               Net Assets                                                                               $124,083,631   100.0%
                                                                                                        ============   ======


               Net Asset                   Class A--Based on net assets of $1,397,758 and
               Value:                               154,191 shares outstanding                          $       9.07
                                                                                                        ============
                                           Class B--Based on net assets of $95,777,012 and
                                                    10,614,676 shares outstanding                       $       9.02
                                                                                                        ============
                                           Class C--Based on net assets of $989,357 and 109,682
                                                    shares outstanding                                  $       9.02
                                                                                                        ============
                                           Class D--Based on net assets of $25,919,504 and
                                                    2,873,298 shares outstanding                        $       9.02
                                                                                                        ============



            (a)Represents a step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
              *Commercial Paper and Foreign Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.